UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005

AMERICAN WATER STAR, INC.

(Exact name of registrant as specified in charter)

Nevada	001-32220	87-0636498
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4560 South Decatur Boulevard
Suite 301
Las Vegas, Nevada	89103
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including are code: (702) 740-7036

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In September 2004, the Company settled a Civil Action in the United States District Court for the District of Nevada with South Beach Beverage Company, a Delaware Corporation. The settlement resulted in an undisclosed payment to American Water Star in November pursuant to American Water Star's cancellation of its proceeding in the Trademark Trial and Appeal Board of the United States Patent and Trademark Office. Furthermore, American Water Star agreed not to pursue any application for a trademark, service mark or trade name comprised in whole or part of the names "South Beach" or "SOBE".

American Water Star issued a press release announcing the conclusion of the settlement. A copy of the press release is attached hereto as exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Title of Description
99	Press Release of the Company, dated January 31, 2005 announcing the settlement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER STAR, INC.

By: /s/ Roger Mohlman

Roger Mohlman, President / CEO

Date: January 31, 2005